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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 29, 2003

                            UNIVERCELL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            FLORIDA              001-11624                    11-3331350
(State  of  incorporation)  (Commission File Number)    (I.R.S. Employer
                                                         Identification  No.)

                        1777 REISTERSTOWN ROAD, SUITE 295
                            BALTIMORE, MARYLAND 21208
           (Address of principal executive office, including zip code)

                                 (800) 765-2355
                     (Telephone number, including area code)

Item  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On April 29, 2003, the Registrant dismissed Marcum & Kliegman LLP as its auditors and appointed Chisholm & Associates to audit its consolidated financial statements for the twelve months ended December 31, 2002. The Registrant's Board of Directors approved the change.

The independent auditor's report of Marcum & Kliegman LLP on the Registrant's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years and through the date of the change in auditors, the Registrant did not, to the knowledge of present management, have any disagreements with Marcum & Kliegman LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Marcum & Kliegman LLP would have caused it to make reference to the subject matter thereof in connection with its independent auditor's report.

     The Registrant has provided Marcum & Kliegman, LLP with a copy of this disclosure, and requested that Marcum & Kliegman, LLP furnish a letter to the Commission stating whether it agrees with the above statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNIVERCELL  HOLDINGS,  INC.

Date:  May  22,  2003          By:  /s/  SEAN  Y.  FULDA
                                    --------------------
                                   Sean  Y.  Fulda
                                   Chief  Executive  Officer  and  President

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